Exhibit 99.1

For more information, contact: Joe A. Ewing, Vice President, Investor Relations 712/277-7305 jewing@terraindustries.com
TERRA INDUSTRIES TO BE ACQUIRED BY YARA INTERNATIONAL
FOR US$41.10 PER SHARE IN CASH
SIOUX CITY, IOWA (February 15, 2010) — Terra Industries Inc. (NYSE: TRA) (“Terra”) today announced that the Company’s Board of Directors has unanimously approved a definitive merger agreement under which Yara International ASA (OSLO: YAR.OL) (“Yara”) will acquire all of the outstanding shares of Terra common stock for US$41.10 per share in cash. The transaction has a total equity value of approximately US$4.1 billion.
The US$41.10 per share cash purchase price represents a 23.6% premium over Terra’s closing price on February 12, 2010, the last trading day prior to today’s announcement.
“Our Board is unanimous in its firm belief that this transaction is compelling for our shareholders, customers, and employees” said Henry Slack, Chairman of the Board of Terra. “In December Terra paid a special cash dividend of $7.50 per share to our shareholders, and with this transaction, we have delivered a significant premium for their investment in Terra.”
Michael Bennett, Terra President and Chief Executive Officer, said, “We have enjoyed a strong partnership with Yara since forming GrowHow UK in 2007, a joint venture operation in the United Kingdom. Yara has a solid understanding of the nitrogen business and the value we place on producing and distributing ingredients essential to meeting the needs of a growing global population. I am confident Yara’s broad expertise in agricultural, industrial and environmental products will complement Terra’s North American nitrogen position. We look forward to working with Yara and its management team to achieve a seamless integration of our two great companies.”
Headquarters and Management
Following the close of the transaction, Terra will become a wholly-owned subsidiary of Yara and will be called Yara North America. Yara North America will oversee all North American operations for the combined company, including Yara’s manufacturing and sales facilities in the United States and Canada. Terra’s President and Chief Executive Officer, Michael Bennett, will serve as President of Yara North America and Sioux City will become the headquarters of Yara’s North American operations.
Approvals and Timing
The transaction, which the companies expect to close by the end of the second quarter, is subject to approval by Terra’s shareholders, approval by Yara’s shareholders of its rights offering, as well as antitrust and other regulatory approvals.
Yara intends to fund a portion of the transaction through a planned US$2.0-2.5 billion rights offering. Yara’s largest shareholder, The Norwegian Government, has stated it is positive to subscribe for its pro
Terra Industries Inc.   •   600 Fourth Street   •   P.O. Box 6000   •   Sioux City, Iowa 51102-6000
www.terraindustries.com   •   712/277-1340   •   NYSE Ticker: TRA

NEWS from Terra Industries Inc.	February 15, 2010
rata share of the planned rights offering, subject to the approval of the Norwegian parliament. Yara also has announced the commitment of the National Insurance Fund, Yara’s second largest shareholder, to subscribe for its pro rata share of the rights offering and that the remaining portion of the rights offering will be underwritten by Citi, Deutsche and Nordea. The transaction is not subject to a financing condition.
Advisors
Credit Suisse Securities (USA) LLC is serving as Terra’s financial advisor, and Cravath, Swaine & Moore LLP and Wachtell, Lipton, Rosen & Katz are serving as legal counsel to Terra.
About Terra
Terra Industries Inc., with 2008 revenues of $2.9 billion, is a leading North American producer and marketer of nitrogen products.
Important Information
Terra Industries Inc. (“Terra”) plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a proxy statement regarding the proposed business combination with Yara International ASA (“Yara”). Investors and security holders are urged to read the proxy statement relating to such business combination and any other relevant documents filed with the SEC (when available), because they will contain important information. Investors and security holders may obtain a free copy of the proxy statement and other documents that Terra files with the SEC (when available) at the SEC’s Web site at www.sec.gov and Terra’s Web site at www.terraindustries.com. In addition, the proxy statement and other documents filed by Terra with the SEC (when available) may be obtained from Terra free of charge by directing a request to Terra Industries Inc., Attn: Investor Relations, Terra Industries Inc., 600 Fourth Street, P.O. Box 6000, Sioux City, IA 51102-6000.
Certain Information Regarding Participants
Terra, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of Terra’s security holders in connection with the proposed business combination with Yara. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Terra’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on February 27, 2009 and amended on April 28, 2009, its definitive proxy statement for the 2009 Annual Meeting, which was filed with the SEC on October 13, 2009, and its Current Report on Form 8-K filed with the SEC on December 1, 2009. To the extent holdings of Terra securities have changed since the amounts printed in the definitive proxy statement for the 2009 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals can also be obtained from the proxy statement relating to the proposed business combination with Yara when it is filed by Terra with the SEC. These documents (when available) may be obtained free of charge from the SEC’s Web site at www.sec.gov and Terra’s Web site at www.terraindustries.com.
Forward-Looking Statements
Terra Industries Inc.   •   600 Fourth Street   •   P.O. Box 6000   •   Sioux City, Iowa 51102-6000
www.terraindustries.com   •   712/277-1340   •   NYSE Ticker: TRA

NEWS from Terra Industries Inc.	February 15, 2010
Certain statements in this communication may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak only as of the date they were made and Terra undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions are used to identify these forward-looking statements. The forward-looking statements contained herein include statements about the proposed business combination with Yara. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks, uncertainties and assumptions include, among others:
•	the possibility that various closing conditions for the proposed business combination with Yara may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction,

•	the risk that Terra’s shareholders fail to approve the proposed business combination,

•	the risk that Yara’s shareholders fail to approve the proposed capital increase for its rights offering,

•	that risk that the proposed business combination with Yara will not close within the anticipated time period,

•	the risk that disruptions from the proposed business combination with Yara will harm Terra’s relationships with its customers, employees and suppliers,

•	the diversion of management time on issues related to the proposed business combination with Yara,

•	the outcome of any legal proceedings challenging the proposed business combination with Yara,

•	the amount of the costs, fees, expenses and charges related to the proposed business combination with Yara,

•	changes in financial and capital markets,

•	general economic conditions within the agricultural industry,

•	competitive factors and price changes (principally, sales prices of nitrogen and methanol products and natural gas costs),

•	changes in product mix,

•	changes in the seasonality of demand patterns,

•	changes in weather conditions,

•	changes in environmental and other government regulations,

•	changes in agricultural regulations and

•	changes in the securities trading markets.
Additional information as to these factors can be found in Terra’s 2008 Annual Report/10-K and in Terra’s subsequent Quarterly Reports on Form 10-Q, in each case in the sections entitled “Business,” “Risk Factors,” “Legal Proceedings,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and in the Notes to the consolidated financial statements.
Terra Industries Inc.   •   600 Fourth Street   •   P.O. Box 6000   •   Sioux City, Iowa 51102-6000
www.terraindustries.com   •   712/277-1340   •   NYSE Ticker: TRA

NEWS from Terra Industries Inc.	February 15, 2010
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Note:	Terra Industries’ news announcements are also available on its Web site, www.terraindustries.com.
Additional Contacts:
Jamie Moser/Jim Shaughnessy
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449
jmoser@joelefrank.com/jshaughnessy@joelefrank.com
Terra Industries Inc.   •   600 Fourth Street   •   P.O. Box 6000   •   Sioux City, Iowa 51102-6000
www.terraindustries.com   •   712/277-1340   •   NYSE Ticker: TRA